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                                                                  EXHIBIT (o)(1)

                                 THE GALAXY FUND
                                   ("GALAXY")

                              AMENDED AND RESTATED
                  PLAN PURSUANT TO RULE 18f-3 FOR OPERATION OF
                              A MULTI-CLASS SYSTEM

                                 I. INTRODUCTION

           On February 23, 1995, the Securities and Exchange Commission (the "Commission") promulgated Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission a written plan specifying all of the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges. On May 25, 1995, the Board of Trustees of Galaxy authorized Galaxy to operate its multi-class distribution structure in compliance with Rule 18f-3. On October 10, 1995, Galaxy filed a Plan pursuant to Rule 18f-3 for operation of a multi-class system (the "Prior Plan"), which had been approved by the Board of Trustees of Galaxy on September 7, 1995, with the Commission. Prior to the filing of the Prior Plan, Galaxy operated a multi-class distribution structure pursuant to an exemptive order granted by the Commission on February 19, 1992. The Amended and Restated Plan pursuant to Rule 18f-3 for operation of a multi-class system presented herewith, which was approved by the Board of Trustees of Galaxy on December 14, 2000, supersedes the Prior Plan and any subsequent Plans pursuant to Rule 18f-3 approved by the Board of Trustees of Galaxy prior to March 1, 2001.

                            II. ATTRIBUTES OF CLASSES

A.   GENERALLY

           EQUITY FUNDS

           Galaxy shall offer (a) six classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares, BKB Shares and Trust Shares -- in the Asset Allocation Fund, Growth and Income Fund and International Equity Fund, (b) five classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares -- in the Equity Value Fund, Equity Growth Fund, Equity Income Fund, Small Company Equity Fund, Small Cap Value Fund, Strategic Equity Fund and Pan Asia Fund, (c) four classes of shares -- Retail A

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Shares, Retail B Shares, BKB Shares and Trust Shares -- in the Growth
Fund II, and (d) three classes of shares -- Retail A Shares, Retail B Shares and Trust Shares -- in the MidCap Equity Fund, Large Cap Value Fund and Large Cap Growth (each a "Fund" and collectively, the "Equity Funds").

           BOND FUNDS

           Galaxy shall offer (a) six classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares, BKB Shares and Trust Shares -- in the Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund, (b) five classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares -- in the Tax-Exempt Bond Fund, (c) four classes of shares -- Retail A Shares, Retail B Shares, BKB Shares and Trust Shares -- in the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, (d) three classes of shares -- Retail A Shares, Retail B Shares and Trust Shares -- in the New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Pennsylvania Municipal Bond Fund, and (e) two classes of shares -- Retail A Shares and Trust Shares -- in the Corporate Bond Fund (each a "Fund" and collectively, the "Bond Funds").

           MONEY MARKET FUNDS

           Galaxy shall offer (a) four classes of shares -- Retail A Shares, Retail B Shares, BKB Shares and Trust Shares -- in the Money Market Fund, (b) three classes of shares -- Retail A Shares, BKB Shares and Trust Shares -- in the Tax-Exempt Fund and U.S. Treasury Fund, (c) three classes of shares -- Class I Shares, Class II Shares and Class III Shares -- in the Institutional Money Market Fund and Institutional Treasury Money Market Fund, (d) two classes of shares -- Retail A Shares and Trust Shares -- in the Government Fund, and (e) two classes of shares -- Retail A Shares and Prime Shares -- in the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund (each a "Fund" and collectively, the "Money Market Funds").

           In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services. More particularly, the Retail A Shares, the Retail B Shares, the Prime A Shares, the Prime B Shares, the BKB Shares, the Prime Shares, the Trust Shares, the Class I Shares, the Class II Shares and/or the Class III Shares of each Fund shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a class pursuant to the Shareholder Services Plan, Distribution and Services Plan or Distribution Plan adopted for that class, (ii) transfer agency expenses, and (iii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any changes in expense allocations are reviewed and approved by a vote of the Board of Trustees, including a majority of the independent Trustees; (b) the fact that
(i) the Retail A Shares (other than Retail A Shares of the Pennsylvania Municipal Bond Fund, Large Cap Value Fund, Large Cap Growth and Pan Asia
Fund) shall vote separately on any matter submitted to holders of Retail A Shares that


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pertains to the Shareholder Services Plan adopted for that class of those
Funds; (ii) the Retail A Shares of the Pan Asia Fund shall vote separately on any matter submitted to holders of Retail A Shares of such Fund that pertains to the Distribution Plan adopted for that class of that Fund; (iii) the Retail A Shares of each Fund (other than Retail A Shares of the Pan Asia
Fund) shall vote separately on any matter submitted to holders of Retail A Shares that pertains to the Distribution Plan adopted for that class of those Funds; (iv) the Retail B Shares shall vote separately on any matter submitted to holders of Retail B Shares that pertains to the Distribution and Services Plan adopted for that class; (v) the Prime A Shares shall vote separately on any matter submitted to holders of Prime A Shares that pertains to the Distribution Plan adopted for that class; (vi) the Prime B Shares shall vote separately on any matter submitted to holders of Prime B Shares that pertains to the Distribution and Services Plan adopted for that class; (vii) the Prime Shares shall vote separately on any matter submitted to holders of Prime Shares that pertains to the Distribution and Services Plan adopted for that class; (viii) the BKB Shares shall vote separately on any matter submitted to holders of BKB Shares that pertains to the Shareholder Services Plan adopted for that class; (ix) the Trust Shares shall vote separately on any matter submitted to holders of Trust Shares that pertains to the Shareholder Services Plan adopted for that class; (x) the Class II Shares shall vote separately on any matter submitted to holders of Class II Shares that pertains to the Shareholder Services Plan adopted for that class; (xi) the Class III Shares shall vote separately on any matter submitted to holders of Class III Shares that pertains to the Shareholder Services Plan adopted for that class; and (xii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class; (c) the exchange privileges of each class of shares; (d) the designation of each class of shares; and (e) the different shareholder services relating to a class of shares.

B.   DISTRIBUTION ARRANGEMENTS, EXPENSES AND SALES CHARGES

           1.   EQUITY FUNDS

                RETAIL A SHARES

                Retail A Shares of the Equity Funds shall be offered to individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors") and shall be offered to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker-dealers ("Institutions") who purchase the shares on behalf of their customers ("Customers") who are the beneficial owners of the shares.

                Retail A Shares of the Equity Funds shall be subject to a front-end sales charge which shall not exceed 5.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and statement of additional information ("SAI") for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.


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                Retail A Shares of the Equity Funds (other than the Pan Asia
Fund) shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

                Retail A Shares of the Equity Funds (other than the Pan Asia
Fund) shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

                Galaxy shall initially limit the total fees payable by Retail A Shares of the Equity Funds (other than the Pan Asia Fund) pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                Retail A Shares of the Pan Asia Fund shall be further subject to a fee payable pursuant to the Distribution Plan adopted for that class of that Fund for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of such Fund's outstanding Retail A Shares.

                Subject to shareholder approval, Retail A Shares of the Equity Funds (other than the Pan Asia Fund) shall be further subject to a fee payable pursuant to the Distribution Plan adopted for that class of those Equity Funds for distribution expenses, which shall not initially exceed .50% (on an annualized basis) of the average daily net asset value of those Equity Funds' respective outstanding Retail A Shares.

                Galaxy shall initially limit the total fees payable by Retail A Shares of the Equity Funds (other than the Pan Asia Fund) pursuant to the Distribution Plan adopted for that class of those Equity Funds to an amount which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of those Equity Funds' respective outstanding Retail A Shares.

                Upon implementation of the Distribution Plan adopted for Retail A Shares of the Equity Funds (other than the Pan Asia Fund), the Shareholder Services Plan adopted for Retail A Shares of the Equity Funds (other than the Pan Asia Fund) shall terminate with respect to Retail A Shares and no further fees shall be payable by Retail A Shares of such Equity Funds pursuant to the Shareholder Services Plan.


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                RETAIL B SHARES

                Retail B Shares of the Equity Funds shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                Retail B Shares of the Equity Funds, (i) if purchased prior to January 1, 2001 and redeemed within six years of purchase or (ii) if purchased on or after January 1, 2001 and redeemed within seven years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                Retail B Shares of the Equity Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                Galaxy shall initially limit the total fees payable by Retail B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .30% (.35% with respect to the Pan Asia Fund) (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

                Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), such as responding to customer inquiries and providing information on their investments.

                Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.


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                PRIME A SHARES

                Prime A Shares of the Equity Funds shall be offered through selected broker-dealers to individual or institutional customers.

                Prime A Shares of the Equity Funds shall be subject to a front-end sales charge which shall not initially exceed 5.50% of the offering price of Prime A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Prime A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Prime A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Prime A Shares are redeemed within one year of purchase.

                Prime A Shares of the Equity Funds shall further be subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Prime A Shares.

                PRIME B SHARES

                Prime B Shares of the Equity Funds shall be offered through selected broker-dealers to individual or institutional customers.

                Prime B Shares of the Equity Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                Prime B Shares of the Equity Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Prime B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Prime B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime B Shares.

                Galaxy shall initially limit the total fees payable by Prime B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an


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annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of Service Organizations.

                Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Prime B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Prime B Shares; (d) processing dividend payments; (e) providing subaccounting services for Prime B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                BKB SHARES

                BKB Shares of the Equity Funds shall be issued to retail shareholders of corresponding portfolios of the Boston 1784 Funds (the "1784 Funds") in connection with the reorganization of the 1784 Funds into Galaxy (the "Galaxy/1784 Reorganization"). Following the Galaxy/1784 Reorganization, BKB Shares of the Equity Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

                BKB Shares of the Equity Funds shall not be subject to a sales charge.

                BKB Shares of the Equity Funds shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) providing Customers with information as to their positions in BKB Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in BKB Shares.

                BKB Shares of the Equity Funds shall be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.


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                Galaxy shall initially limit the total fees payable by BKB
Shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

                TRUST SHARES

                Trust Shares of the Equity Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation and to participants in employer-sponsored defined contribution plans. Trust Shares of the International Equity Fund also shall be offered to clients, members and employees of Oechsle International Advisors, LLC, the sub-adviser to that Fund.

                Trust Shares of the Equity Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

           2.   BOND FUNDS

                RETAIL A SHARES

                Retail A Shares of the Bond Funds shall be offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Retail A Shares of the Corporate Bond Fund shall not initially be offered to investors.

                Retail A Shares of the Bond Funds shall be subject to a front-end sales charge which shall not exceed 4.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

                Retail A Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

                Retail A Shares of the Bond Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

                Galaxy shall initially limit the total fees payable by Retail A Shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                Subject to shareholder approval, Retail A Shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .50% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Retail A Shares.

                Galaxy shall initially limit the total fees payable by Retail A Shares of the Bond Funds pursuant to the Distribution Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Retail A Shares.

                Upon implementation of the Distribution Plan adopted for Retail A Shares of the Bond Funds, the Shareholder Services Plan adopted for Retail A Shares of the Bond Funds shall terminate with respect to Retail A Shares and no further fees shall be payable by Retail A Shares of the Bond Funds pursuant to the Shareholder Services Plan.

                RETAIL B SHARES

                Retail B Shares of the Bond Funds shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                Retail B Shares of the Bond Funds, (i) if purchased prior to January 1, 2001 and redeemed within six years of purchase or (ii) if purchased on or after January 1, 2001 and redeemed within seven years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                Retail B Shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                Galaxy shall initially limit the total fees payable by Retail B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

                Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing subaccounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                PRIME A SHARES

                Prime A Shares of the Bond Funds shall be offered through selected broker-dealers to individual or institutional customers.

                Prime A Shares of the Bond Funds shall be subject to a front-end sales charge which shall not initially exceed 4.75% of the offering price of Prime A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Prime A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Prime A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Prime A Shares are redeemed within one year of purchase.

                Prime A Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Prime A Shares.


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

                PRIME B SHARES

                Prime B Shares of the Bond Funds shall be offered through selected broker-dealers to individual or institutional customers.

                Prime B Shares of the Bond Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.00% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                Prime B Shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Prime B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Prime B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime B Shares.

                Galaxy shall initially limit the total fees payable by Prime B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of Service Organizations.

                Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Prime B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Prime B Shares; (d) processing dividend payments; (e) providing subaccounting services for Prime B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                BKB SHARES

                BKB Shares of the Bond Funds shall be issued to retail shareholders of corresponding portfolios of the 1784 Funds in connection with the Galaxy/1784 Reorganization. Following the Galaxy/1784 Reorganization, BKB Shares of the Bond Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

                BKB Shares of the Bond Funds shall not be subject to a sales charge.

                BKB Shares of the Bond Funds shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison services, which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) providing Customers with information as to their positions in BKB Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in BKB Shares.

                BKB Shares of the Bond Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class for administrative support services, which shall not initially exceed
 .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

                Galaxy shall initially limit the total fees payable by BKB Shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

                TRUST SHARES

                Trust Shares of the Bond Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation and, with respect to each Bond Fund other than the tax-exempt Bond Funds, to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund shall also be offered to Direct Investors and to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Trust Shares of the Rhode Island Municipal Bond Fund shall not initially be offered to investors.

                Trust Shares of the Bond Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

           3.   MONEY MARKET FUNDS

                RETAIL A SHARES

                Retail A Shares of the Money Market Funds shall be offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers.

                Retail A Shares of the Money Market Funds shall not be subject to a sales charge.

                Retail A Shares of the Money Market Funds shall be subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of the Retail A Shares beneficially owned by Customers of Institutions.

                Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in BKB Shares; (d) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

                Galaxy shall initially limit the shareholder servicing fee payable by Retail A Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

                Subject to shareholder approval, Retail A Shares of the Money Market Funds shall be further subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .50% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Retail A Shares.

                Galaxy shall initially limit the total fees payable by Retail A Shares of the Money Market Funds pursuant to the Distribution Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Retail A Shares.

                Upon implementation of the Distribution Plan adopted for Retail A Shares of the Money Market Funds, the Shareholder Services Plan adopted for Retail A Shares of the Money Market Funds shall terminate with respect to Retail A Shares and no further fees shall be payable by Retail A Shares of the Money Market Funds pursuant to the Shareholder Services Plan.

                RETAIL B SHARES

                Retail B Shares of the Money Market Fund shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

                Retail B Shares of the Money Market Fund, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

                Retail B Shares of the Money Market Fund shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed
 .65% (on an annualized basis) of the average daily net asset value of the Money Market Fund's outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

                Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

                Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

                PRIME SHARES

                Prime Shares of the Money Market Funds shall be offered through selected broker-dealers to individual or institutional customers.

                Prime Shares of the Money Market Funds shall not be subject to a sales charge.

                Prime Shares of the Money Market Funds will be subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class
(a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Prime Shares, and (b) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime Shares of the respective Money Market Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime Shares.

                Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Prime Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Prime Shares; (e) providing subaccounting services for Prime Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

                BKB SHARES

                BKB Shares of the Money Market Funds shall be issued to retail shareholders of corresponding portfolios of the 1784 Funds in connection with the Galaxy/1784 Reorganization. Following the Galaxy/1784 Reorganization, BKB Shares of the Money Market Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

                BKB Shares of the Money Market Funds shall not be subject to a sales charge.

                BKB Shares of the Money Market Funds shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison and/or administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

                Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in BKB Shares; (d) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

                Galaxy shall initially limit the fees payable by BKB Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

                TRUST SHARES

                Trust Shares of the Money Market Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation, and with respect to each Money Market Fund other than the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans.

                Trust Shares of the Money Market Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to that class.

                CLASS I SHARES

                Class I Shares of the Money Market Funds shall be offered to institutional investors purchasing Class I Shares of the Money Market Funds on their own behalf and to financial institutions, such as banks, savings and loan associations and broker-dealers, including financial institutions affiliated with FleetBoston Financial Corporation, that are purchasing Class I Shares of the Money Market Funds on behalf of their Customers.

                Class I Shares of the Money Market Funds shall not be subject to a sales charge and shall not initially be subject to any distribution or shareholder servicing fees.

                CLASS II SHARES

                Class II Shares of the Money Market Funds shall be offered to qualified financial institutions that are purchasing Class II Shares of the Money Market Funds on behalf of their Customers. A qualified financial institution is an institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with FleetBoston Financial Corporation, that has entered into a sales agreement and a servicing agreement with respect to Class II Shares of the Money Market Funds.

                Class II Shares of the Money Market Funds shall not be subject to a sales charge.

                Class II Shares of the Money Market Funds shall be subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% of the average daily net asset value of the Class II Shares beneficially owned by Customers of Service Organizations.

                Services provided by Service Organizations for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in Class II Shares; (d) providing sub-accounting with respect to Class II Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

                Galaxy shall initially limit the total fees payable by Class II Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of Class II Shares beneficially owned by Customers of Service Organizations.

                CLASS III SHARES

                Class III Shares of the Money Market Funds shall be offered to qualified financial institutions that are purchasing Class III Shares of the Money Market Funds on behalf of their Customers. A qualified financial institution is an institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with FleetBoston Financial Corporation, that has entered into a sales agreement and a servicing agreement with respect to Class III Shares of the Money Market Funds.

                Class III Shares of the Money Market Funds shall not be subject to a sales charge.

                Class III Shares of the Money Market Funds shall be subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% of the average daily net asset value of the Class III Shares beneficially owned by Customers of Service Organizations.

                Services provided by Service Organizations for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in Class III Shares; (d) providing sub-accounting with respect to Class III Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

C.    EXCHANGE PRIVILEGES

                RETAIL A SHARES

                Holders of Retail A Shares generally shall be permitted to exchange their Retail A Shares in a Fund for Retail A Shares of other Funds of Galaxy or shares of other funds advised by Fleet Investment Advisors Inc. or its affiliates in which the shareholders maintain an existing account. No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Fund that imposes a sales charge. Galaxy shall not initially charge any exchange fee.

                RETAIL B SHARES

                Holders of Retail B Shares generally shall be permitted to exchange their Retail B Shares in a Fund for Retail B Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

                PRIME A SHARES

                Holders of Prime A Shares generally shall be permitted to exchange their Prime A Shares in a Fund for Prime A Shares of other Funds of Galaxy. No additional sales charge will be incurred when exchanging Prime A Shares of a Fund for Prime A Shares of another Fund. Galaxy shall not initially charge any exchange fee.

                PRIME B SHARES

                Holders of Prime B Shares generally shall be permitted to exchange their Prime B Shares in a Fund for Prime B Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

                BKB SHARES

                Holders of BKB Shares generally shall be permitted to exchange their BKB Shares in a Fund for BKB Shares of other Funds of Galaxy. Galaxy shall not initially charge any exchange fee.

                PRIME SHARES

                Holders of Class I Shares who are customers of financial institutions generally shall be permitted to exchange their Class I Shares in a Fund for Retail A Shares of other Funds of Galaxy or shares of other funds advised by Fleet Investment Advisors Inc. or its affiliates in which the shareholders maintain an existing account. A sales charge only be payable when exchanging Class I Shares of a Money Market Fund for Retail A Shares of another Fund of Galaxy that imposes a sales charge on purchases. Galaxy shall not initially charge any exchange fee.

                TRUST SHARES

                Galaxy shall not initially offer an exchange privilege to holders of Trust Shares.

                CLASS I SHARES

                Holders of Class I Shares who are customers financial institutions generally shall be permitted to exchange their Class I Shares in a Fund for Retail A Shares of other Funds of Galaxy or shares of other funds advised by Fleet Investment Advisors Inc. or its affiliate in which the shareholders maintain an existing account. A sales charge may be payable when exchanging Class I Shares of a Money Market Fund for Retail A Shares of another Fund of

Galaxy that imposes a sales charge on purchases. Galaxy shall not initially charge any exchange fees.

                CLASS II SHARES

                Galaxy shall not initially offer an exchange privilege to holders of Class II Shares.

                CLASS III SHARES

                Galaxy shall not initially offer an exchange privilege to holders of Class III Shares.

D.    CONVERSION FEATURES

                RETAIL A SHARES

                Galaxy shall not initially offer a conversion feature to holders of Retail A Shares.

                RETAIL B SHARES

                Retail B Shares acquired by purchase generally shall convert automatically to Retail A Shares, based on relative net asset value, (i) if acquired by purchase prior to January 1, 2001, six years after the beginning of the calendar month in which the Shares were purchased or (ii) if acquired by purchase on or after January 1, 2001, eight years after the beginning of the calendar month in which the Shares were purchased.

                Retail B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Retail A Shares, based on relative net asset value, at the earlier of (a) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment occurred prior to January 1, 2001, (b) eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment occurred on or after January 1, 2001, or (c) the date of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions.

                PRIME A SHARES

                Galaxy shall not initially offer a conversion feature to holders of Prime A Shares.

                PRIME B SHARES

                Prime B Shares acquired by purchase generally shall convert automatically to Prime A Shares, based on relative net asset value, eight years after the beginning of the calendar month in which the Shares were purchased.

                Prime B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Prime A Shares, based on relative net asset value, at the earlier of (a) eight years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased Prime B Shares that were not acquired through reinvestment of dividends or distributions.

                BKB SHARES

                BKB Shares generally shall convert to Retail A Shares, based on relative net asset value, one year after the date of the Galaxy/1784 Reorganization, provided that Galaxy's Board of Trustees has determined that such conversion is in the best interest of the holders of BKB Shares.

                PRIME SHARES

                Galaxy shall not initially offer a conversion feature to holders of Prime Shares.

                TRUST SHARES

                Galaxy shall not initially offer a conversion feature to holders of Trust Shares.

                CLASS I SHARES

                Galaxy shall not initially offer a conversion feature to holders of Class I Shares.

                CLASS II SHARES

                Galaxy shall not initially offer a conversion feature to holders of Class II Shares.

                CLASS III SHARES

                Galaxy shall not initially offer a conversion feature to holders of Class III Shares.

E.    SHAREHOLDER SERVICES

           1.   RETIREMENT PLANS

                RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                Galaxy shall initially make Retail A Shares, Retail B Shares and BKB Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with the following tax-deferred prototype retirement plans: individual retirement accounts, simplified employee pension plans, multi-employee retirement plans and Keogh plans.

                PRIME A SHARES, PRIME B SHARES, PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                Galaxy shall not initially make Prime A Shares, Prime B Shares, Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares of the Funds available for purchase in connection with any retirement plans.

           2.   CHECKWRITING PRIVILEGE

                RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES - MONEY MARKET FUNDS

                Galaxy shall initially offer a checkwriting privilege to holders of Retail A Shares, Retail B Shares and/or BKB Shares of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by Galaxy.

                RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES - EQUITY FUNDS AND BOND FUNDS

                Galaxy shall not initially offer a checkwriting privilege to holders of Retail A Shares, Retail B Shares or BKB Shares of the Equity or Bond Funds.

                PRIME A SHARES, PRIME B SHARES, PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                Galaxy shall not initially offer a checkwriting privilege to holders of Prime A Shares, Prime B Shares, Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

           3.   AUTOMATIC INVESTMENT PROGRAM

                RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered an automatic investment program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) generally may purchase Retail A Shares, Retail B Shares and/or BKB Shares, as the case may be, of a Fund on a monthly or quarterly basis by having a specific amount of money debited from his/her account at a financial institution.

                Galaxy shall not initially offer an automatic investment program to Customers of Institutions.

                PRIME A SHARES, PRIME B SHARES, PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                Galaxy shall not initially offer an automatic investment program to holders of Prime A Shares, Prime B Shares, Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

           4.   SYSTEMATIC WITHDRAWAL PLAN

                RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a systematic withdrawal plan which, in general, shall permit a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) to automatically redeem Retail A Shares, Retail B Shares and/or BKB Shares, as the case may be, on a monthly, quarterly, semi-annual or annual basis.

                Galaxy shall not initially offer a systematic withdrawal plan to Customers of Institutions.

                PRIME A SHARES, PRIME B SHARES, PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                Galaxy shall not initially offer a systematic withdrawal plan to holders of Prime A Shares, Prime B Shares, Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

           5.   COLLEGE INVESTMENT PROGRAM

                RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a college investment program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund as a means to finance a college savings plan.

                Galaxy shall not initially offer a college investment program to Customers of Institutions.

                PRIME A SHARES, PRIME B SHARES, PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                Galaxy shall not initially offer a college investment program to holders of Prime A Shares, Prime B Shares, Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

           6.   DIRECT DEPOSIT PROGRAM

                RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) receiving social security benefits shall initially be eligible for a direct deposit program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) generally may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund by having social security payments automatically deposited into his or her Fund account.

                Galaxy shall not initially offer a direct deposit program to Customers of Institutions.

                PRIME A SHARES, PRIME B SHARES, PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                Galaxy shall not initially offer a direct deposit program to holders of Prime A Shares, Prime B Shares, Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

           7.   INFORMATION SERVICES

                RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                Holders of Retail A Shares, Retail B Shares and BKB Shares shall initially be able to obtain Fund performance and investment information 24 hours a day, 7 days a week by telephoning the Galaxy Information Center - 24 Hour Information Service.

                Galaxy shall initially offer Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) a Voice Response System which, in general, will provide a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) with automated telephone access to Fund and account information and the ability to make telephone exchanges and redemptions. Galaxy shall not initially offer Customers of Institutions a voice response system.

                Galaxy shall initially offer Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) a Galaxy Shareholder Services telephone number which, in general, will provide a Direct Investor (with respect to

Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) with account information and recent exchange transaction information. Galaxy shall not initially offer Customers of Institutions a shareholder services telephone number.

                PRIME A SHARES, PRIME B SHARES, PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                Galaxy shall initially offer holders of Prime A Shares, Prime B Shares, Prime Shares, Trust Shares, Class I Shares, Class II Shares and Class III Shares a telephone number to call for applications and information concerning initial purchases and current performance and a telephone number to call for additional purchases, redemptions, exchanges and other shareholder services.

                Galaxy shall initially offer holders of Trust Shares in the Corporate Bond Fund the information services described for Retail Shares.

           8.   PAYROLL DEDUCTION PROGRAM

                RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

                Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a payroll deduction program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund each pay period by having a specific amount of money debited from his/her paycheck.

                Galaxy shall not initially offer a payroll deduction program to Customers of Institutions.

                PRIME A SHARES, PRIME B SHARES, PRIME SHARES, TRUST SHARES, CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES

                Galaxy shall not initially offer a payroll deduction program to holders of Prime A Shares, Prime B Shares, Prime Shares, Trust Shares, Class I Shares, Class II Shares or Class III Shares.

F.    METHODOLOGY FOR ALLOCATING EXPENSES AMONG CLASSES

                Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Non-class-specific expenses of a Fund shall be allocated in accordance with Rule 18f-3(c) under the 1940 Act.